PETROTEQ ANNOUNCES NEW FINANCING, AMENDMENT TO SECURITIES AND SHARES FOR DEBT

Sherman Oaks, California - July 29, 2020 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, announces the receipt of an irrevocable subscription agreement from an arm's length lender (the "Lender") for a US$150,000 principal amount (including a 20% original issue discount) convertible debenture, and warrants exercisable for up to 3,033,980 common shares of the Company at US$0.0412 per share for 12 months. The debenture will have a term of 12 months and bear no annual interest. At the option of the holder the purchase price of the debenture (US$125,000) shall be convertible into 3,033,980 common shares of the Company at US$0.0412 per share. The net proceeds of the above financing will be used by the Company on its extraction technology in Asphalt Ridge, Utah, and for working capital.

Pursuant to an agreement between the Company and the Lender, the parties also intend to amend (i) a Convertible Debenture issued by the Company to the Lender on October 12, 2018, as amended on October 12, 2019, for principal amount of US$250,000 bearing interest at 10.0% per annum and payable on maturity (October 12, 2020) that is convertible at US$0.18 per share (the "250 Debenture"), (ii) a Convertible Debenture issued by the Company to the Lender on August 29, 2019 for principal amount of US$480,000 bearing interest at 3.3% per annum and payable on maturity (August 29, 2020) that had a purchase price of US$400,000 that is convertible at US$0.15 per share (the "480 Debenture"), (iii) a Warrant Certificate issued by the Company to the Lender on August 29, 2019 exercisable for up to 2,666,666 shares of the Company at US$0.15 per share until August 29, 2020 (the "480 Warrant"), and (iv) a Warrant Certificate issued by the Company to the Lender on September 20, 2019 exercisable for up to 1,111,111 shares of the Company at US$0.23 per share until September 20, 2021 (the "PP Warrant").

The 250 Debenture and the 480 Debenture (collectively, the "Debentures") will be amended to amend the conversion price to US$0.0412, the maturity date to July 31, 2021 and the interest rate to 12% per annum (commencing August 29, 2021 in the case of the 480 Debenture).

The 480 Warrant and the PP Warrant will be amended to amend the exercise price to US$0.0412 and the expiry date to July 31, 2021. In addition, the PP Warrant will now include the expiry date acceleration provision contemplated in 3.3(a)(ii) of TSX Venture Exchange (the "Exchange") Policy 4.1.

The Company and the Lender have also entered into a shares for debt agreement, pursuant to which the Company will issue the Lender an aggregate of 814,584 common shares in satisfaction of US$33,560.88 of accrued and unpaid interest to July 17, 2020 under the Debentures. The Company determined to satisfy the foregoing indebtedness with common shares in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital.

The foregoing transactions are all subject to approval of the Exchange. The securities issuable pursuant to the new financing and the shares for debt transaction will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such shares will be subject to a Canadian four-month hold period.

About Petroteq Energy Inc.

Petroteq is a fully integrated clean technology company focused on the development and implementation of a new proprietary technology for oil extraction. The Company has an environmentally safe and sustainable technology for the extraction and reclamation of heavy and bitumen from oil sands, oil shale deposits and shallow oil deposits. Petroteq is engaged in the development and implementation of its patented environmentally friendly heavy oil processing and extraction technologies. Petroteq is currently focused on developing its oil sands resources and expanding production capacity at its Asphalt Ridge soil remediation and heavy oil extraction processing facility located near Vernal, Utah.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company, including: closing of the transactions noted herein; are intended to identify forward-looking information. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: receipt of director and Exchange approval for the transactions and Exchange approval for the transactions. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange or the directors of the Company to provide necessary approvals; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897